Exhibit 99.1

Pioneering Precision Cardiovascular Medicine

(NASDAQ: MYOK)

Corporate Presentation

March 2016

Safe-Harbor and Forward Looking Statements

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, future financial position, anticipated clinical development activities and milestones, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” or the negative of these words and phrases or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We cannot guarantee future results or performance. Accordingly, we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make as a result of a variety of factors. Further information on these and other factors that could affect these forward-looking statements is contained in the final prospectus dated October 28, 2015 for our initial public offering, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 29, 2015 pursuant to Rule 424(b)(4), and our subsequent filings with the SEC. The forward-looking statements contained in this presentation reflect our current views, and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

2

Investment Highlights

Applying precision medicine to cardiovascular; large affected patient population segmented into rare disease subgroups

Lead product candidate MYK-461 (three clinical studies) achieved clinical proof of mechanism; initiate Phase 2 in H2 2016

DCM-1 candidate selected and efficiently moving through IND-enabling studies; initiate Phase 1 in H1 2017

Important disease insights generated by our commitment to scientific research and our platform

Strong cash position from IPO and Sanofi collaboration gives MYOK runway through multiple value inflection points

3

Rethinking Cardiovascular Disease

HERITABLE

CARDIOMYOPATHIES

Significant unmet need

Rare, genetically driven

Chronic and debilitating

Cause stroke and death

1	million+ afflicted in U.S.

HCM, DCM most common forms

No approved therapies to

address underlying disease

Our Purpose: to improve the lives of patients and families suffering from cardiovascular disease by creating targeted therapies that can change the course of their condition

4

Proven Leadership, Scientific Visionaries, Pioneering Research

Experienced Leadership Team

Tassos Gianakakos

Chief Executive Officer

Robert McDowell, Ph.D.

SVP, Drug Discovery

Jonathan Fox, M.D., Ph.D.

Chief Medical Officer

Jake Bauer

VP, Business Development

Ingrid Boyes and Business Operations

SVP, Human Resources

Michael Graziano, Ph.D.

Joseph Lambing, Ph.D. VP, Research Biology

SVP, Nonclinical and

Pharmaceutical Development

Continued Partnership with Founding Scientists

Leslie Leinwand, Ph.D.

BioFrontiers Institute at University of Colorado, Boulder

Christine Seidman, M.D.

Harvard Medical School; Brigham and Women’s

Hospital; Howard Hughes Medical Institute

Jonathan Seidman, Ph.D.

Harvard Medical School

James Spudich, Ph.D.

Stanford University

Charles Homcy, M.D.

Third Rock Ventures; Portola; Cor; Wyeth

Demonstrated Record of Success and Innovation

Integral to the Approvals of Important Cardiovascular Therapies

5

Rapid Creation of Pipeline of First-in-Class Targeted Therapies

US Ex-US

Program Discovery Preclinical Phase 1 Phase 2 rights rights

MYK-461:

Obstructive HCM

MYK-461:

Non-Obstructive HCM

DCM-1:

Heritable DCM

HCM-2:

Additional HCM subtype

LUS-1:

RCM, additional HCM,

DCM subtypes

Current Stage

Anticipated Near-Term Development Path

6

MyoKardia’s Platform: A Novel Approach to Cardiovascular Drug Development

Precision medicine approach

Mechanism conserved throughout discovery and development

Efficient clinical development

Specifically

Clinical insight to Molecular targets targeted therapies

causality (genetics) in causal pathway for defined patient

groups

In vitro Small Large Healthy HCM

animals animals volunteers patients

Imaging-based Potential for faster,

smaller, more cost-

biomarker strategy effective clinical trials

7

MyoKardia Has Created the World’s Leading Heart Disease Registry

World-class academic 10 centers, 10,000+ patients Novel genetic and collaborators …and growing clinical insights

8

Large Affected Patient Population Segmented into Rare Disease Subgroups

(All figures approximate, and represent U.S. patients only)

HCM Patient

Segment #1

(70,000)

HCM Patient

Segment #2

(70,000) Obstructive

HCM

Other HCM

Patient

Segments(410,000)(630,000) Heritable

HCM (30,000)

HCM

Other Non-

Patient

Segments(220,000) obstructive Cardiomyopathies

DCM (12,000)(1

Other Patient

Segments(100,000) DCM ISM+ Heritable million+)

Other DCM

Other

Patient

Segments(300,000) Heritable(400,000)

DCM

Obstructive, Obstructive, Non-obstructive, Select ISM+

symptomatic, symptomatic, symptomatic, ISM+ subset

ISM+ ISM-

Initial target segment(s) of MYK-461 Initial target segment of DCM-1 compound

Cardiomyopathies Result from Three Distinct Types of Cardiac Muscle Disruptions

Hypertrophic cardiomyopathy Dilated cardiomyopathy

Normal heart(HCM)(DCM)

Normal Excessive Impaired Inadequate

contraction contraction relaxation contraction

Cardiac Muscle Disruptions Caused by Defective Contractile Proteins

Heart Muscle Fibers Myofibril

Normal Sarcomere

Actin thin filament

Actin-myosin cross-bridge

Myosin thick filament

Force-producing myosin head

Our Product Candidates are Designed to Correct the Underlying Causal Defects

Normal Sarcomere

~25% cross-bridges engaged

HCM Sarcomere

Too many engaged cross-bridges

DCM Sarcomere

Too few engaged cross-bridges

Hypertrophic Cardiomyopathy: Devastating Disease with No Approved Therapies

Disease Burden

Chronic, progressive, debilitating heart failure that can shorten life

Shortness of breath, chest pain, fatigue; interfere with activity of daily life

Increased risk of stroke, dangerous heart rhythms and sudden cardiac death

Standard of Care

No approved therapeutics to address underlying disease

Non-targeted and palliative medical therapy

Advanced disease treated like general HF

Invasive interventions(1)

Normal Heart HCM Heart

Obstruction of left

ventricular outflow tract

(LVOT)

Hypertrophy:

thickening of heart wall,

a characteristic of HCM

(1) Surgical or invasive interventions are indicated only for patients with more advanced disease progression and/or more pronounced symptoms, and include: percutaneous alcohol septal ablation, open surgical myectomy, use of an ICD or heart transplantation.

Detail on Obstructive HCM: Our Initial MYK-461 Target Population

HCM Heart



Characteristics of Obstructive HCM (oHCM)

- An additional physiological complication of HCM; thickened muscle obstructs LV outflow tract
- Measured via non-invasive imaging: define as ≥30 mmHg pressure gradient across LVOT
- Degree of LVOT obstruction is *primary criterion* for invasive interventions (performed at ≥50 mmHg)
- Estimate 65%+ of all HCM patients are oHCM
- **Initial target population of 50,000-70,000 patients (symptomatic oHCM with critical gradient)**

Compare to non-obstructive (nHCM)



oHCM Patients Have Increased Morbidity and Mortality

- Well-established evidence of inferior outcomes for oHCM vs. nHCM[(1)(2)]
- Relief of obstruction leads to improvement in both symptoms and function[(3)]


1.0
0.9
0.8
0.7
0.6
0.5
Overall survival
Myectomy
Nonobstructive
Nonoperated Obstructive
P<0.001
0
2
4
6
8
10
Years

(1) Ommen, S. R. et al. "Long-Term Effects of Surgical Septal Myectomy on Survival in Patients with Obstructive Hypertrophic Cardiomyopathy." J Am Coll Cardiol 2005;46:470–6 (source of chart)
(2) Maron, M. S., et al. "Effect of Left Ventricular Outflow Tract Obstruction on Clinical Outcome in Hypertrophic Cardiomyopathy." The New England Journal of Medicine, (2003) 348(4), 295–303
(3) Firoozi, S. et al. "Septal myotomy-myectomy and transcoronary septal alcohol ablation in hypertrophic obstructive cardiomyopathy." European Heart Journal (2002) 23, 1617–1624

14

MyoKardia

MYK-461 Has Demonstrated Clinical Proof of Mechanism; Shows Value of Precision Development Approach

Drug Properties Clinical Development Progress

First drug to target an Initial indication: obstructive Pre-clinical Data underlying cause of HCM HCM patients with symptoms Prevent and reverse disease

Oral small molecule Additional patient subgroups to in genetic HCM mice be studied Reduce naturally-occurring

Allosteric modulator of myosin obstruction in HCM felines

Early biomarker readouts

Reduces overall force of Clinical Data

contraction CV outcomes study not Three Phase 1 clinical trials expected nearing completion

Streamlined development Well-tolerated; demonstrated

program proof of mechanism

If approved, first targeted therapy to treat an

underlying biomechanical defect leading to HCM

many engaged

ross-bridges

MYK-461

Reducing Contractility Predicts Clinical Benefit

Reduce cardiac muscle contractility → Alleviate LVOT pressure gradient → ***Improved clinical outcomes***

✓ Agents that reduce contractility relieve LVOT obstruction[(1)]

✓ Obstructive HCM increases risk of severe HF or death from HF or stroke[(2)]

✓ Relief of obstruction documented to improve outcomes and symptoms/function[(3)]

(1) Nistri et al. Am J Cardiol. 2012; 110:715-719; Rosing et al. Circulation. 1979;60:1201-1207; Sherrid et al. J Am Coll Cardiol. 2005; 45:1251-1258
(2) Maron, M. S., Olivotto, I., Betocchi, S., Casey, S. A., Lesser, J. R., Losi, M. A., et al. (2003). Effect of Left Ventricular Outflow Tract Obstruction on Clinical Outcome in Hypertrophic Cardiomyopathy. The New England Journal of Medicine, 348(4), 295–303
(3) Firoozi, S. et al. "Septal myotomy-myectomy and transcoronary septal alcohol ablation in hypertrophic obstructive cardiomyopathy." European Heart Journal (2002) 23, 1617–1624

16

MyoKardia

Growing Evidence for MYK-461 to Improve Function and Alleviate Symptoms in oHCM Patients

Reduce cardiac muscle contractility → Alleviate LVOT pressure gradient → ***Improved clinical outcomes***


Small animal
Large animal
Human

Reduce cardiac muscle contractility	Alleviate LVOT pressure gradient	Improved clinical outcomes
MYK-461 *prevents and reverses disease in HCM mice* **✓ Science paper Feb 2016**		*Cardiovascular outcomes studies not expected*
	MYK-461 *reduces LVOT obstruction in HCM felines* **✓ New data today**	
MYK-461 *demonstrates proof of mechanism in HV and HCM patients* **✓ Top-line results Oct 2015**	***MYK-461*** *data in oHCM patients* ***Top-line data from 001 study expected Q2 2016***	***Phase 2/3 studies*** *with obstruction relief, functional, symptom endpoints* ***Initiate H2 2016***

17
MyoKardia

Science Publication in February 2016: Prevention and Reversal of Disease in HCM Mice


Science
$15
5 FEBRUARY 2016
AAAS

A small-molecule inhibitor of sarcomere contractility suppresses hypertrophic cardiomyopathy in mice

Experiment Design / Commentary

- Multiple established genetic mouse models of disease; demonstrate key features of human HCM
- Prevent development of LV hypertrophy and LV fibrosis in mutant mice
- Reverse LV hypertrophy once already developed

Disease Prevention


LVWT (mm)
R403Q
R719W
R453C
Time treated (weeks)
0 2 4 6 10 14 18 22 26
p=0.002 p=0.001
p=0.0001
p=0.04
p=0.001
p=0.005
p=0.02

Disease Reversal


R403Q
R719W
R453C
LVWT (mm)
p=0.0009
p=0.0001
p=0.02
p=0.02
Time treated (weeks)

Prevention of Fibrosis

Untreated HCM Mouse Heart *Treated HCM Mouse Heart*



18

"A small-molecule inhibitor of sarcomere contractility suppresses hypertrophic cardiomyopathy in mice" E. M. Green et al. Science 351, 617-621 (2016).

MyoKardia

MYK-461 Alleviates LVOT Gradient in Obstructive HCM Felines

Maine coon cats naturally demonstrate key features of human oHCM, including LVOT gradient and systolic anterior motion (SAM) of mitral valve leaflets

Experiment Measure LVOT gradient with gradually increasing doses of MYK-461

Design /

Conclusions: (1) First agent to show direct, independent linkage between contractility and

Commentary LVOT gradient; (2) Reduces gradient in a dose-dependent fashion; (3) Relieves SAM

Results to be submitted for publication in a future medical journal

Gradient Reduction

Vehicle MYK-461

(n=3)(n=5)

4

LVOT 0

n

a -4

Me (mmHg)

in ient -8

ction d

u Gra -12

Red -16 p = 0.0007

-20

Dose-Dependent Effect

1.0

e) 0.8

r = 0.88

elativ 0.6

r

(

dient 0.4

Gra 0.2

0.0

0 200 400 600 800

[MYK-461] (ng/ml)

Relief of SAM

Untreated HCM Feline (M-Mode Echo)

MYK-461 Treated Feline

See also: “Hypertrophic cardiomyopathy in man and cats.” Maron B. J. et al. Journal of Veterinary Cardiology, 17 (2015) 6-9.

MYK-461: Rare Disease Registration Pathway

Type	Study Population	Size	Status / Upcoming Catalyst
Ph1 Single ascending dose (SAD)	Healthy volunteers (HV)	48 (36 active, 12 placebo)(1)	Completed; top-line data released Oct. 2015
Ph1 SAD	HCM patients (± obstructive)	~16(1)	Ongoing; top-line data Q2 2016
Ph1 Multiple ascending dose (MAD)	HV	48 (40 active, 8 placebo)(1)	Ongoing; top-line data mid-2016
Phase 2	Symptomatic Obstructive HCM (oHCM)	~100(1)	Begin enrollment post-Ph1
Phase 2	Symptomatic Non-obstructive HCM (nHCM)	~100(1)	Begin enrollment post-Ph1



Ph1 SAD trial – HV
Ph1 SAD trial – HCM patients
Ph1 MAD trial – HV
Ph2a – oHCM
Ph2b – oHCM
Phase 3
Ph2b – nHCM
Phase 3
Open Label Extension
Today
Mid-2016
LEGEND
Completed
Ongoing
Near-Term Plan

(1) Current expectations of enrollment, per Company estimates and ClinicalTrials.gov

20

MyoKardia

Clinical Proof of Mechanism Demonstrated in Healthy Volunteers and Patients

Healthy Volunteer SAD – Completed



Placebo
Cohort 4 - 12 mg MYK-461
Cohort 5 - 24 mg MYK-461
Cohort 6 - 48 mg MYK-461
LVOT-VTI Change from Baseline (%)
30
20
10
0
-10
-20
-30
Baseline
2 hr
3 hr
4 hr
24 hr

HCM Patient SAD – Interim Data



Placebo (HV)
Cohort 6 (HV) - 48 mg MYK-461
Patient 1 - 48 mg MYK-461
Patient 2 - 48 mg MYK-461
LVOT-VTI Change from Baseline (%)
30
20
10
0
-10
-20
-30
Baseline
2 hr
3 hr
4 hr
24 hr

Update: 001 (Patient SAD) Trial Enrollment

- ~16 HCM patients; to include several oHCM patients
- To include 96mg and 144mg cohorts
- Topline data expected **Q2 2016**

21

MyoKardia

Potential for Registration in oHCM: Based on Obstruction Relief, with Concordant Functional and/or Symptomatic Improvement

Relief of LVOT Obstruction

- LVOT gradient is primary, objective lab criterion that defines initial oHCM patient population
- Direct link between obstruction relief and outcomes, and symptom/functional improvement
- Severe obstruction: ≥50 mmHg is primary indication for surgical intervention
- Measured via non-invasive imaging

+

Improvement in Symptoms	
Dyspnea Score	• Chief presenting symptom of oHCM • Patient-reported Likert dyspnea scale: basis of approval in acute decompensated HF
NYHA Class	• Measure of severity of heart failure • Qualitative score assigned by physicians

Improvement in Function	
pVO2	• Peak O_2 consumption measured during exercise • Determines transplant eligibility in late-stage HCM • Endpoint in ongoing HCM trials
Exercise Treadmill Testing	• Measure of exercise capacity without cardiopulmonary exam • Basis for approvals in angina
6MWT	• Measure of functional capacity based on distance walked • Basis for approvals in PAH and rare diseases

Additional guidance on late clinical development program in H2 2016

22
MyoKardia

MYK-461 Clinical Development Summary: Multiple Mid-Year Catalysts

Phase 1 Study	Description / Status	Conclusions to Date	Outstanding Trial Objectives
'002: SAD in Healthy Volunteers	• **Completed** • 48 subjects (36 active, 12 placebo) • Six cohorts (dosing to 48 mg)	• Well-tolerated; no SAEs • Clinical proof of mechanism in HV • Reduces contractility as measured by multiple independent biomarkers	
'001: SAD in HCM Patients	• **Ongoing; enrollment nearly complete** • ~16 HCM patients; to include several oHCM patients • To include 96mg and 144mg cohorts • Topline data expected Q2 2016	• Clinical proof of mechanism in two initial patients	• Confirm '002 results in patients • Dose range in patients beyond 48 mg • Study oHCM subgroup
'003: MAD in Healthy Volunteers	• **Ongoing** • 48 subjects (40 active, 8 placebo)		• Tolerability at multiple dose levels • Existence of dose-dependent PD relationship at steady-state serum levels

23

MyoKardia

Dilated Cardiomyopathy: Devastating Disease with No Approved Therapies

Burden of Disease

Chronic, progressive, debilitating heart

failure that can shorten life

Shortness of breath, chest pain, fatigue;

interfere with activity of daily life

Increased risk of sudden cardiac death and

heart transplant

Standard of Care

No approved therapeutics to address

underlying disease

Non-targeted and palliative medical therapy

Advanced disease treated like general HF

Invasive interventions(1)

Normal Heart DCM Heart

Improper contraction

and insufficient blood

pumped by heart

Hypocontractility:

thin-walled LV, a

characteristic of DCM

(1) While some surgical interventions are available for obstructive HCM patients, no such options exist for DCM patients. Surgical options include: use of an ICD, pacemaker and LVAD.

DCM-1: Pre-Clinical Candidates Provide Further Validation of our Platform

Drug Properties Clinical Development Progress

First drug to target an Initial indication: specific Pre-clinical data show underlying cause of DCM subset of DCM patients with increased contractility resulting

Oral small molecule genetic mutation from DCM-1 compound

Allosteric modulator of myosin Early biomarker readouts DCM-1 candidate selected

Increases overall force of CV outcomes study not IND filing expected H1 2017 contraction expected, based on precision

medicine approach

If approved, first targeted therapy to treat an

underlying biomechanical defect leading to DCM

few engaged

ross-bridges

DCM-1

DCM-1 Development Candidate Increases Contractility, the Key Disease Deficiency

Previous Small Animal Data	• In wild-type **rats**, significant increase shown in fractional shortening, confirmed by non-invasive imaging (M-mode echo)
New Large Animal Data	• In wild-type **dogs**, DCM-1 candidate causes increase in stroke volume (LVOT-VTI) and a balanced decrease in heart rate, maintaining baseline cardiac output • Predicts that increasing contractility in decompensated DCM heart may improve cardiac output while reducing elevated resting HR (improving overall hemodynamic balance)

Increases Stroke Volume | **Decreases Heart Rate**



% Change vs. Baseline VTI
20
15
10
5
0
-5
-10
Baseline
3h
6h
% Change vs. Baseline HR
0
-10
-20
-30
-40
Baseline
3h
6h
Vehicle
DCM-1 Candidate (1 mg/kg)
DCM-1 Candidate (3 mg/kg)

26

MyoKardia

Multiple Near-Term Data Catalysts from Robust Pipeline

2016 2017

H1 2016:

Release of final

data for Phase 1

SAD trial in healthy

volunteers H1 2017:

Initiate DCM-1

Mid-2016: H2 2016: Phase 1 clinical trial

Q2 2016: Top-line data for Initiate Phase 2

Top-line data for Phase 1 MAD trial clinical trial in

Phase 1 SAD trial in

HCM patients in healthy obstructive HCM

volunteers patients

MYK-461 milestone

DCM-1 compound milestone

Our Culture and Core Values